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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - June 27, 2001


                      Plains All American Pipeline, L.P.
               (Name of Registrant as specified in its charter)



          DELAWARE                     0-9808                    76-0582150
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 Clay Street, Suite 2900
                             Houston, Texas 77002
                                (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)


                                      N/A
        (Former name or former address, if changed since last report.)


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Item 5.  Other Events

  Effective as of June 27, 2001, Plains All American Pipeline, L.P. (the "Partnership") and the Partnership's two principal operating subsidiary partnerships amended their respective partnership agreements to reflect the transactions contemplated by the Contribution, Assignment and Amendment Agreement, dated as of the same date, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              3.1 Amendment No. 4 to the Second Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of June 27, 2001.

              3.2 Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of Plains Marketing, L.P., dated as of June 27, 2001.

              3.3. Amendment No. 2 to the Amended and Restated Agreement of
                   Limited Partnership of All American Pipeline, L.P., dated as of June 27, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  July 10, 2001                    By:  Plains AAP, L.P., its general
                                             partner

                                        By:  Plains All American GP LLC, its
                                             general partner

                                              /s/ TIM MOORE
                                        By:  ________________________________
                                        Name:  Tim Moore
                                        Title: Vice President
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                               Index to Exhibits

      3.1 Amendment No. 4 to the Second Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of June 27, 2001.

      3.2 Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of Plains Marketing, L.P., dated as of June 27, 2001.

      3.3. Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of All American Pipeline, L.P., dated as of June 27, 2001.